                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               HF BANCORP, INC.
               (Name of Registrant as Specified In Its Charter)


                               HF BANCORP, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):


[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:
- ----------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Notes:

                                HF BANCORP, INC.
                            445 EAST FLORIDA AVENUE
                          HEMET, CALIFORNIA 92543-4244
                           (800) 540-4363 Ext. 2411


                                                            September 24, 1996

Fellow Stockholders:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company"), the holding company for Hemet Federal Savings and Loan Association (the "Association"), Hemet, California, which will be held on October 28, 1996, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of HF Bancorp, Inc., as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

     The Board of Directors of HF Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

     On behalf of the Board of Directors and all of the employees of the Company and the Association, I thank you for your continued interest and support.

                                       Sincerely yours,



                                       /s/ J. Robert Eichinger
                                       President and Chief Executive Officer

                                HF BANCORP, INC.
                            445 EAST FLORIDA AVENUE
                            HEMET, CALIFORNIA 92543
                           (800) 540-4363 Ext. 2411

                       ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 28, 1996

                       ---------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company") will be held on October 28, 1996, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.   The election of two directors to three-year terms of office, each;
     2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1997; and
     3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established September 6, 1996, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at HF Bancorp, Inc., 445 East Florida Avenue, Hemet, California 92543-4244, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                    By Order of the Board of Directors



                                    /s/ Janet E. Riley
                                    Corporate Secretary

Hemet, California
September 24, 1996

                                HF BANCORP, INC.

                            -----------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1996

                            -----------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to stockholders of HF Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on October 28, 1996, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California and at any adjournments thereof. The 1996 Annual Report on Form 10-K to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1996, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about September 24, 1996.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF DELOITTE & TOUCHE, LLP, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1996.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, the Association, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on September 6, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,281,875 shares.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                AMOUNT AND
                                                                NATURE OF    PERCENT
                                NAME AND ADDRESS                BENEFICIAL      OF
   TITLE OF CLASS              OF BENEFICIAL OWNER              OWNERSHIP     CLASS
- --------------------  ---------------------------------------  ------------  -------

Common Stock          Hemet Federal Savings and Loan            462,875/(1)/   7.0%
                      Association Employee Stock Ownership
                      Plan ("ESOP")
                      445 East Florida Avenue
                      Hemet, California 92543-4244

Common Stock          Kahn Brothers & Co., Inc.                 472,180/(2)/   7.5
                      555 Madison Avenue
                      New York, New York  10022

Common Stock          Wellington Management Company             427,000/(3)/   6.8
                      75 State Street
                      Boston, Massachusetts 02110

Common Stock          Brandes Investment                        378,055/(4)/   6.0
                      12750 High Bluff Drive
                      San Diego, California 92130

- -------------------------
(1) Shares of Common Stock were acquired by the ESOP in the Conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 46,288 shares have been allocated to participant's accounts. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Based upon a Schedule 13G filed on behalf of Kahn Brothers & Co., Inc. on February 7, 1996 and subsequently verified by the Company using the Bloomberg report.
(3) Based upon a Schedule 13G filed on behalf of Wellington Management Company on February 21, 1996 and subsequently verified by the Company using the Bloomberg report.
(4) Based on a Schedule 13F filed on behalf of Brandes Investment on August 15, 1996.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Association. Mr. Norman M. Coulson was appointed to the Board of Directors on June 20, 1996 with a term expiring at this Annual Meeting. Mr. George W. Fenimore, who currently serves as a director of the Company and the Association, will be retiring immediately prior to the Annual Meeting. The Board has voted to amend the Bylaws of the Company to decrease the size of the Board from seven to six directors effective upon Mr. Fenimore's retirement. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at this Annual Meeting are Norman M. Coulson and Leonard E. Searl. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and executive officers of the Company and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and executive officer and by all directors, named executive officers and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                                      SHARES OF
     NAME AND PRINCIPAL                               EXPIRATION    COMMON STOCK
    OCCUPATION AT PRESENT                 DIRECTOR    OF TERM AS    BENEFICIALLY    PERCENT OF
   AND FOR PAST FIVE YEARS        AGE     SINCE(1)     DIRECTOR       OWNED(2)         CLASS
- -----------------------------   -------   --------   -----------   -------------   ------------

NOMINEES

Norman M. Coulson                  63      1996           1999       3,300(3)(4)        *%
 Retired Chairman and Chief
 Executive officer of Glendale
 Federal Bank, 1957-1992


Leonard E. Searl                   69      1976           1999      22,347(3)(4)        *
 Retired from various farming
 and cattle enterprises in 1988

CONTINUING DIRECTORS

J. Robert Eichinger                65      1981           1997      73,687(3)(4)       1.2
 Chairman of the Board,
 President and Chief Executive
 Officer of the Company and
 the Association

Harold L. Fuller                   61      1993           1997       6,622(3)(4)        *
 Retired Partner with Deloitte &
 Touche LLP and member of
 the Board of Directors of Villa
 Esperanza, a non-profit home
 for mentally disabled persons

Dr. Robert K. Jabs                 61      1990           1998       7,774(3)(4)        *
 Professor of Business at
 California Baptist College

Patricia A. "Corky" Larson         68      1995           1998       4,048(3)(4)        *
 Executive Director of the
 Coachella Valley Association
 of Governments.  Former
 member of the Board of
 Education in the Palm Springs
 Unified School District and
 former supervisor of the
 Riverside County Board of
 Supervisors.

                                                                      SHARES OF
     NAME AND PRINCIPAL                               EXPIRATION    COMMON STOCK
    OCCUPATION AT PRESENT                 DIRECTOR    OF TERM AS    BENEFICIALLY    PERCENT OF
   AND FOR PAST FIVE YEARS        AGE     SINCE(1)     DIRECTOR       OWNED(2)         CLASS
- -----------------------------   -------   --------   -----------   -------------   ------------

NAMED EXECUTIVE
OFFICERS WHO ARE NOT
DIRECTORS

Alex J. Neil                       63        -            -         24,386(3)(4)        *
 Vice President and Chief
 Financial Officer of the
 Company and Senior Vice
 President Treasurer and
 Chief Financial Officer
 of the Association

Gerald A. Agnes                    37        -            -         29,038(3)(4)        *
 Executive Vice President of the
 Company and Executive Vice
 President and Chief Operating
 Officer of the Association

Jack A. Sanden                     55        -            -         26,139(3)(4)        *
 Senior Vice President of the
 Association

OTHER EXECUTIVE
OFFICERS OF THE
COMPANY WHO ARE
NOT DIRECTORS

Janet E. Riley                     58        -            -          4,850(3)(4)        *
 Corporate Executive Secretary
 of the Company and the
 Association

Stock Ownership of all                                                252,307         4.0%
 Directors and Executive
 Officers as a Group
 (14 persons)

- --------------------------------
*    Represents less than 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Association.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3)  Includes 3,300, 9,882, 43,642, 4,122, 5,274, 3,548, 22,320, 27,773, 23,299
     and 3,500 shares awarded to Messrs. Coulson, Searl, Eichinger and Fuller, Dr. Jabs, Ms. Larson, Messrs. Neil, Agnes and Sanden and Ms. Riley under the Hemet Federal Savings and Loan Association 1995 Master Stock Compensation Plan ("Stock Compensation Plan"). Awards to directors under the Stock Compensation Plan vest in five equal annual installments commencing January 11, 1997, except that awards to Mr. Coulson will not begin vesting until June 20, 1997. Base grants to officers under the Stock Compensation Plan vest in five equal annual installments commencing January 11, 1997; however, performance grants, which constitute 25% of the total grant, will only vest if the performance criteria for the year established by the Compensation Committee is met.
(4)  Does not include 10,000, 32,930, 119,025, 13,754, 17,590, 11,836, 79,350,
     39,654, 41,394 and 6,500 shares subject to options granted to Messrs. Coulson, Searl, Eichinger and Fuller, Dr. Jabs, Ms. Larson, Messrs. Agnes, Neil and Sanden and Ms. Riley under the HF Bancorp, Inc. 1995 Master Stock Option Plan ("Stock Option Plan"). Options will be exercisable on a cumulative basis in five equal annual installments commencing January 11, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that each of the directors and executive officers of the Company during fiscal 1996 reported the grant of stock options and stock awards described in footnotes 3 and 4 to the above chart on an amended Form 5 subsequent to the Form 5 required by August 15, 1996.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company, held 14 meetings. The Association held 14 meetings. All of the directors of the Company and Association attended at least 75% of the total number of the Company's and Association's Board meetings held and committee meetings on which such directors served during fiscal 1996. The Boards of Directors of the Company and the Association maintain committees, the nature and composition of which are described below:

     AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Jabs (Chairman), Fenimore, Larson and Searl, all of whom are outside directors. This committee meets as called by the Committee Chairman. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company met 4 times in fiscal 1996.

     NOMINATING COMMITTEE. The Nominating Committee of the Company for the 1996 Annual Meeting consists of Messrs. Eichinger, Jabs and Fuller and Ms. Larson. This Committee met once in fiscal 1996 to consider and recommend the nominees for director to stand for election at the Company's Annual Meeting. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholders' notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Securities and Exchange Act of 1934. See "Additional Information - Notice of Business to be Conducted at the Annual Meeting."

     COMPENSATION COMMITTEE. The Compensation Committee of both the Company and Association consists of Messrs. Fenimore (Chairman), Jabs, and Searl. All compensation decisions for fiscal 1996 were made by the Compensation Committee. This committee met in fiscal 1996 to approve the Stock Option Plan and the Stock Compensation Plan, including a schedule of awards for both directors and officers. They also established the percentage distribution for Base Grants and Performance Grants for the Stock Compensation Plan. The Compensation Committee met 2 times in fiscal 1996. Inasmuch as the foregoing plans were approved at the Annual Meeting of Stockholders on January 11, 1996, neither the Chief Executive

Officer or the senior officers' salaries were reviewed during the fiscal year which ended June 30, 1996.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. In fiscal 1996, non-employee directors received an annual retainer for service on the Board of Directors of the Association of $5,400 and a fee of $1,750 per regular Board Meeting. All members of the Board of Directors, with the exception of Mr. Coulson, are members of the Board of Directors of First Hemet Corporation ("First Hemet"), a wholly-owned subsidiary of HF Financial Corporation, a wholly-owned subsidiary of the Association. Committee fees of $200 per meeting are paid to non-employee directors of the Company. One third of the fees paid to Board members are paid by the Company and two-thirds are paid by the Association.

     DIRECTORS RETIREMENT PLAN. The Association and the Company maintain a retirement plan for those directors who have completed ten years of service or who have both attained the age of 65 and had five years of consecutive service as a director and who were elected to the Board prior to March 31, 1995. This plan covers a total of eleven (11) participants, six (6) of which are retired. This plan was terminated effective March 31, 1995 with respect to future directors. The Directors' Retirement Plan provides that a participant will receive monthly benefits until death equal to 60% of the basic monthly directors fee such participant received for the last month in which he served as director. Upon the retired Participant's death, 50% of his benefit shall continue to be paid to the Participant's surviving spouse for the balance of the spouse's life. If the Participant dies while still serving as a director, 50% of the monthly retirement benefit that said Participant would have received had he retired the day immediately preceding the date of his death shall be paid to his surviving spouse for the balance of the spouse's life. No Participant shall be paid a retirement benefit if he is removed from the Board for cause pursuant to Section 302 of the California Corporation's Code or an equivalent federal regulation or statute.

     1995 DIRECTORS' DEFERRED FEE STOCK UNIT PLAN. The Association and the Company have implemented the 1995 Directors' Deferred Fee Stock Unit Plan ("Deferred Fee Plan") for its directors. Under the Deferred Fee Plan, directors may elect to defer receipt of directors' fees earned by them until their service with the Board of Directors terminates. The directors' deferred fees are credited to the account of participating directors under the terms of the Deferred Fee Plan and are credited with earnings based on several investment choices, including Company Common Stock. If a participant chooses to have deferred fees credited to a stock unit account with the Deferred Fee Plan, the participant will receive a benefit based on the earnings from and appreciation in the stock of the Company.

     The Association has established an irrevocable grantor's trust ("rabbi trust") in connection with the Directors Retirement Plan and Deferred Fee Plan that is funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the plans. The participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the plans until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Association and are subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets are taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's stock.

     STOCK OPTION PLAN. Under the Stock Option Plan, each outside director was granted non-statutory stock options to purchase varying amounts of Common Stock depending on each director's years of service at an exercise price of $10.0532 per share, which was the fair market value of the shares on the date of grant (January 11, 1996). The grants to each director included a base grant of options to purchase 10,000 shares of Common Stock and a variable award related to years of service. To the extent options for shares are available for grant under the Stock Option Plan, each outside director of the Company who is elected subsequent to January 11, 1996 will be granted non-statutory stock options to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value on the date of grant. Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant.

     STOCK COMPENSATION PLAN. Under the Stock Compensation Plan, each outside director was granted an award of 3,300 shares of Common Stock. Additional shares were awarded to outside directors under the Stock Compensation Plan based upon their years of service. To the extent shares are available for grant under the Stock Compensation Plan, each outside director who is elected subsequent to January 11, 1996 will be granted an award equal to 3,300 shares of Common Stock. Awards to directors vest in five (5) equal annual installments at a rate of 20% commencing one year from the date of grant.

EXECUTIVE COMPENSATION

     THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and consideration that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Company and Association (the "Committee") at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     GENERAL. The Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and Association and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Association. The Company does not pay any cash compensation to the executive officers of the Company for serving as such. The Committee consists of Messrs. Fenimore, Jabs and Searl, who are outside directors.

     COMPENSATION POLICIES. The Committee has the following goals for compensation programs impacting the executive officers of the Company and the Association.

     . to provide compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance, thus allowing the Company to retain high quality executive officers who are critical to the Company's long term success;

     . to motivate key executive officers to achieve strategic business initiatives and reward them for their achievement; and

     . to provide motivation for the executive officers to enhance shareholder value by linking their compensation to the value of the Company's Common Stock.

     In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Association adopted plans, which reward the executives for delivering long term value to the Company and the Association through stock ownership.

     The compensation package available to executive officers is composed of the following items:

     (i)  base salary;
     (ii) annual cash awards; and
     (ii) long term incentive compensation, including option and stock awards.

     Mr. J. Robert Eichinger has employment agreements with the Company and the Association which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including an Employee Stock Ownership Plan and a Defined Benefit Plan.

     BASE SALARY. In determining salary levels, the Committee considers the entire compensation package, including the potential equity compensation provided under the Company's stock plans. The Committee usually meets in the fourth quarter of each fiscal year to determine the level of any salary increase to take effect immediately after such determination is made. In addition, during the fiscal year ended June 30, 1995, an outside consultant reviewed the Company's salary structure.

     The salary levels are intended to be consistent with the competitive practices of other comparable financial institutions and each executives' level of responsibility. The Committee consulted surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions in the Association's market area. The peer group utilized for comparison included some, but not all, of the companies included in the peer group used for the Stock Performance Graph. It is the Committee's goal that the total compensation package for its executive officers be competitive with the median (50th percentile) total compensation of the comparable institutions.

     Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

     ANNUAL CASH AWARDS. The Committee granted no discretionary cash awards in fiscal 1996. As discussed under base salaries, the bonus awards are intended to be consistent with competitive practices of other comparable financial institutions and each executives' level of responsibility. Although the decision concerning bonus awards are discretionary, the bonus awards are aimed at reflecting the overall financial performance of the Company and the performance of the individual executive officer.

     LONG TERM INCENTIVE COMPENSATION. The Company and the Association have adopted the Stock Option Plan and Stock Compensation Plan under which executive officers have received grants. See "Salary Compensation Table" or Option Tables. The Committee believes that stock ownership is a significant incentive in building stockholder's wealth and aligning the interests of employees with those of stockholders. Stock options and stock awards under such plans were allocated by the Committee based upon regulatory practices and polices, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Association.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, including the overall compensation package and stock based compensation awards, Mr. Eichinger's salary for fiscal 1996 was increased to $200,000 in connection with the conversion of the Association from mutual to stock form. He received no bonus in fiscal 1996. No specific formula was used nor did the Committee set specified salary levels or bonus awards based on the achievement of particular quantifiable objectives or financial goals. Rather, the Committee considered the overall profitability of the Association and the contributions made to the Association by the Chief
Executive Officer.   In addition, Mr. Eichinger has been granted 119,025 options and awarded 43,642 shares which will vest at a rate of 20% per year beginning on January 11, 1997 in accordance with the factors discussed above.


                 PERSONNEL, COMPENSATION AND BENEFITS COMMITTEE

                         George W. Fenimore (Chairman)
                               Dr. Robert K. Jabs
                                Leonard E. Searl

     STOCK PERFORMANCE GRAPH. The following graph shows a weekly comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq Stock Market and Nasdaq Bank Stocks for the period beginning on June 30, 1995, the day the Company's Common Stock began trading, through June 30, 1996.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                HF Bancorp, Inc.
                         June 30, 1995 - June 30, 1996

- --------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                    Summary

                         6/30/95   7/31/95   8/31/95   9/29/95   10/31/95   11/30/95   12/29/95
                         -------   -------   -------   -------   --------   --------   --------
HF Bancorp, Inc.         100.000   104.545   116.667   118.182    113.636    119.697    119.697
Nasdaq Stock Market      100.000   107.347   109.519   112.038    111.398    114.011    113.401
Nasdaq Bank Stocks       100.000   104.711   110.332   112.880    114.722    120.607    123.211


                         1/31/96   2/29/96   3/29/96   4/30/96    5/31/96    6/28/96
                         -------   -------   -------   -------    -------    -------
HF Bancorp, Inc.         121.212   119.697   121.212   118.182    122.727    118.182
Nasdaq Stock Market      113.956   118.301   118.687   128.535    134.449    128.383
Nasdaq Bank Stocks       123.537   125.231   128.106   127.45     129.6      130.276


Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
   D. The index level for all series was set to 100.000 on 6/30/95.
- --------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended June 30, 1996, 1995 and 1994, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the chief executive officer and those executive officers of the Company and the Association who received salary and bonus in excess of $100,000 in fiscal 1996 ("Named Executive Officers").

- ------------------------------------------------------------------------------------------------------------------------------------

                                                                               LONG-TERM COMPENSATION
                                                                       ----------------------------------------
                                          ANNUAL COMPENSATION                    AWARDS              PAYOUTS
                                 ------------------------------------  ----------------------------------------

                                                           OTHER        RESTRICTED     SECURITIES
                                                           ANNUAL         STOCK        UNDERLYING     LTIP         ALL OTHER
   NAME AND PRINCIPAL              SALARY      BONUS    COMPENSATION      AWARDS        OPTIONS      PAYOUTS      COMPENSATION
       POSITIONS            YEAR    ($)        ($)         ($)(1)        ($)(2)         (#)(3)        ($)(4)         ($)(5)

- ------------------------------------------------------------------------------------------------------------------------------------

J. Robert Eichinger         1996  $199,204   $    -          -           $438,741       119,025         -         $       -
   President, Chief         1995   165,040     12,000        -              -              -            -            21,000
   Executive Officer        1994   160,467     12,000        -              -              -            -            19,500
   and Director of the
   Association and the
   Company

Gerald A. Agnes             1996  $116,850   $    -          -           $279,208        79,350         -                 -
   Executive Vice           1995    68,963      3,464        -              -              -            -                 -
   President of the         1994    60,462      2,831        -              -              -            -                 -
   Company and
   Executive Vice
   President and Chief
   Operating Officer of
   the Association


Alex J. Neil
   Vice President and       1996  $119,160   $    -          -           $224,387        39,654         -         $       -
   Chief Financial          1995   112,674     10,300        -              -              -            -                 -
   Officer of the           1994   110,211      7,300        -              -              -            -                 -
   Company and Senior
   Vice President,
   Treasurer and Chief
   Financial Officer of
   the Association

Jack A. Sanden              1996  $102,590   $    -          -           $234,229        41,394         -                 -
   Senior Vice              1995    95,546      5,900        -              -              -            -                 -
   President of the         1994    93,931      6,250        -              -              -            -                 -
   Association


- -----------------------------------
(1) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) Pursuant to the Stock Compensation Plan, Messrs. Eichinger, Agnes, Neil and Sanden were awarded 43,642, 27,773, 22,320 and 23,299 shares of Common Stock, respectively, in fiscal 1996 which had a market value at September 6, 1996 of $409,144, $260,372, $209,250 and $218,428. 25% of the awards are performance based awards and 75% are base awards. The base awards vest in equal installments at a rate of 20% a year beginning January 1, 1997; the performance-based awards will only vest in the event performance criteria for each year is achieved. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings thereon. Awards will become vested upon termination of employment due to death, disability or retirement. However, vesting may be accelerated by the committee that administers the plan after June 30, 1996.
(3)  Includes 119,025, 79,350, 39,654, 79,350 and 41,394 shares subject to options granted to Messrs. Eichinger, Agnes, Neil and Sanden, respectively, under the Stock Option Plan. Options granted will become exercisable in equal installments at an annual rate of 20% beginning January 11, 1997.
(4) For fiscal years 1996, 1995 and 1994, the Association had no long-term incentive plans, accordingly, there were no payouts or awards under any long-term incentive plan.
(5) Reflects amounts received for serving as a director of the Association in 1995 and 1994. Mr. Eichinger did not receive board fees for fiscal 1996.

     EMPLOYMENT AGREEMENTS. The Association and the Company have entered into employment agreements with J. Robert Eichinger (the "Executive"). These employment agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends, to a significant degree, on the skills and competence of the Executive.

     The employment agreements with the Association and the Company provide for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the respective Boards of Directors of the Association and Company may extend the agreements with the Executive for an additional year such that the remaining term shall be the amount of the original term unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The employment agreements provide that the Executive will receive an annual base salary of $200,000, which will be reviewed annually by the Board of Directors. In addition to the base salary, the agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The agreements provide for termination of the Executive by the Association or the Company for cause or for disability, as defined in the agreements, at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or for disability, or in the event of the Executive's resignation from the Association and the Company upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, or a material reduction in benefits or perquisites; or (iii) a relocation of the Executive's principal place of employment that materially alters Mr. Eichinger's commute; liquidation or dissolution of the Association or the Company, or (v) a breach of the Employment Agreement by the Association or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining payments under the Employment Agreement, including base salary, bonuses, other payments and health benefits due under the remaining term of the Employment Agreement.

     If voluntary or involuntary termination of employment follows a change in control of the Association or the Company, as defined in the Employment Agreements, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining term of the agreement, or (ii) three times his average annual compensation over the last three years. In addition, the Association and the Company would continue the Executive's life, health, and disability coverage for the remaining unexpired term of the Employment Agreements to the extent allowed by the plans or policies maintained by the Company or Association from time to time. The Association's agreement has a similar change in control provision, however, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Association's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Association.

     CHANGE IN CONTROL AGREEMENTS. The Company and the Association have entered into six one-year change in control agreements with certain officers, including Messrs. Neil and Sanden. Commencing on the first annual anniversary date and continuing on each annual anniversary thereafter, the change in control agreements may be extended by the respective Board of Directors for an additional 12 months so that the remaining term is 12 months. Each change in control agreement will provide that at any time following a change in control of the Company or the Association, if the Company or the Association terminates the employee's employment for any reason other than cause, or if the employee terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment, the employee or, in the event of death, the employee's beneficiary would be entitled to receive a payment equal to the employee's then current annual salary, including bonuses and any other cash compensation. The Association and the Company would also continue the employee's life, health, and disability coverage for the remaining unexpired term of his or her agreement to the extent allowed by the plans or policies maintained by the Company or Association from time to time. Payments to the employee under the Association's change in control agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Association.

     Payments and benefits under the employment agreements and change in control agreements and other benefit plans may constitute an excess parachute payment under Section 280G of the Code, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Association. In the event of a change in control of the Association or Company, the total amount of payments due under the Agreements, based solely on cash compensation paid to Mr. Eichinger over the past three fiscal years and excluding benefits under any employee benefit plan would be approximately $636,000. In the event of a change in control of the Association or Company, the total payments due under the Change in Control Agreements in the aggregate, based solely on the cash compensation paid to the six officer covered by the change in control agreements over the past five fiscal years and excluding any benefits under any employee benefit plan that may be payable, are estimated to be approximately $567,156.

     DEFINED BENEFIT PLAN. The Association currently maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees who have worked at the Association for a period of one year and have been with the Association and attained the age of 21 are eligible to participate in the Retirement Plan. The Association annually contributes an amount to the Plan necessary to satisfy requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     At the normal retirement age of 65 years old, the Plan is designed to provide a life annuity guaranteed for ten years. The accrued benefit amount is equal to 4% of a participant's average compensation based on the average of the 60 consecutive retirement months which produce the highest average plus .65% of average monthly earnings in excess of the Social Security Base, all of the foregoing multiplied by the first 15 years of service. For each additional Year of Service in excess of 15, the participant will earn an additional amount equal to 1/2% of average monthly earnings. The Retirement Plan was amended as of January 1, 1992, to change the definition of compensation from pay rate to actual W-2 compensation. A participant may receive a reduced benefit at early retirement or a deferred
vested benefit commencing as of his normal retirement date.   For the Plan Year
ending December 31, 1995, the annual contribution was $565,000. In addition to a single lump sum payment for benefit amounts under $7,000, benefit amounts over $3,500 and under $7,000 can be made payable in various annuity forms.

     Retirement Plan benefits are also payable upon retirement due to disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of ten years of service with the Association. Upon termination of employment other than specified above, a participant who was employed by the Association for a minimum of five years has a vested interest in his accrued benefit.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 in calendar year 1995, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified.


Participant's                  Years of Credited Service at Age 65
                 -------------------------------------------------------------
   Average          5      10       15       20       25       30       35

Compensation
- -------------
   25,000           5,000  10,000   15,000   15,625   16,250   16,875   17,500
   50,000          10,787  21,573   32,360   33,610   34,860   36,110   37,360
   75,000          16,599  33,198   49,797   51,672   53,547   55,422   57,297
  100,000          22,412  44,823   67,235   69,735   72,235   74,735   77,235
  125,000          28,224  56,448   84,672   87,797   90,922   94,047   97,172
  150,000          34,037  68,073  102,110  105,860  109,610  113,360  117,110
  175,000          34,037  68,073  102,110  105,860  109,610  113,360  117,100
  200,000          34,037  68,073  102,110  105,860  109,610  113,360  117,100
  225,000          34,037  68,073  102,110  105,860  109,610  113,360  117,100
  250,000          34,037  68,073  102,110  105,860  109,610  113,360  117,100

- --------------------------
(1) The benefits displayed above reflect the limitations imposed by IRC Section 401(a)17 on maximum allowable compensation ($150,000 for 1995) and by IRC
    Section 415 on maximum annual retirement benefits ($120,000 for 1995).

  The following table sets forth the years of credited service (i.e., benefit service) as of June 30, 1996 for each of the Named Executive Officers.

                                     CREDITED SERVICE
                           -------------------------------------
                                YEARS                MONTHS
                                ------               ------

J. Robert Eichinger                15                    8
Gerald A. Agnes                     8                    7
Alex J. Neil                       22                   11
Jack A. Sanden                     13                   11

  Hemet Federal Savings and Loan Association Officers Deferred Compensation Plan
  ------------------------------------------------------------------------------

  The Association maintains a deferred compensation plan whereby an officer may defer all or a portion of compensation otherwise currently payable in exchange for the receipt at the time they cease to serve as officers of the Association with a benefit at the time of retirement as provided for in the plan. Amounts deferred under this program will earn interest, compounded annually, based on the highest certificate account rate (excluding accounts requiring deposits of $100,000 or more) in effect on January 1 of each year of the deferral or distribution period. The plan provides benefits are to be paid in annual installments over a period of years determined by the Association in its discretion.

  Retirement Restoration Plan
  ---------------------------

  The Association has implemented a non-qualified Retirement Restoration Plan to provide a select group of management and highly compensated employees with additional retirement benefits. The benefits provided under the Plan will make up the benefits lost to the Plan participants due to application of limitations on compensation and maximum benefits applicable to the Association's tax-qualified plans, including the ESOP. Benefits will be provided under the Plan at the same time and in the same form as the benefits will be provided under the Association's tax-qualified plans.

  The Association has established an irrevocable grantor's trust ("rabbi trust") funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the Plan. The Plan participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the Plan until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Association and are subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets are taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's stock.

     STOCK OPTION PLAN. The Company maintains the Stock Option Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options and stock appreciation rights ("SARs") under the Stock Option Plan to the Named Executive Officers for fiscal 1996 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF
                                                                                         STOCK PRICE
                                                                                       APPRECIATION FOR
                               INDIVIDUAL GRANTS                                          OPTIONS(1)
- ---------------------------------------------------------------------------------   ----------------------
                          NUMBER OF
                          SECURITIES        % OF TOTAL
                          UNDERLYING       OPTION/SARS    EXERCISE OR
                           OPTIONS/         GRANTED TO    BASE PRICE
                         SARS GRANTED      EMPLOYEES IN       PER      EXPIRATION
       NAME             (#)(2)(3)(4)(5)     FISCAL YEAR      SHARE      DATE(6)          5%         10%
- ----------------------  ---------------    ------------   -----------  ----------   -----------  ---------

J. Robert Eichinger..      119,025             24.2%       $10.0532      1/11/06     $1,902,565   $753,846
Gerald A. Agnes......       79,350             16.1         10.0532      1/11/06      1,268,377    502,564
Alex J. Neil.........       39,654              8.1         10.0532      1/11/06        633,852    251,149
Jack A. Sanden.......       41,394              8.4         10.0532      1/11/06        661,666    262,169


- -----------------------------
(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted pursuant to the Stock Option Plan become exercisable in equal installments at an annual rate of 20% beginning January 11, 1997, unless otherwise accelerated.
(3) The purchase price may be paid in cash or in Common Stock.
(4) Under limited circumstances, such as death or disability of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary), the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.
(5) To the extent possible, options will be treated as incentive options.
(6) The option term is ten years.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of June 30, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                         FISCAL YEAR-END OPTION/SAR VALUES
                                                                       VALUE OF
                            NUMBER OF SECURITIES                      UNEXERCISED
                           UNDERLYING UNEXERCISED                    IN-THE-MONEY
                               OPTIONS/SARS AT                      OPTION/SARS AT
                             FISCAL YEAR END(#)                   FISCAL YEAR END($)
                       --------------------------------  ------------------------------------
        NAME             EXERCISABLE/UNEXERCISABLE(1)        EXERCISABLE/UNEXERCISABLE(2)
- ---------------------  --------------------------------  ------------------------------------

J. Robert Eichinger..             0/119,025                               0/0
Gerald A. Agnes......              0/79,350                               0/0
Alex J. Neil.........              0/39,654                               0/0
Jack A. Sanden.......              0/41,394                               0/0


- ---------------------------
(1) The options in this table have an exercise price of $10.0532 and become exercisable at an annual rate of 20% beginning January 11, 1997. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on September 6, 1996 was $9.375.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Association provides loans and extensions of credit to its directors and officers. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1996, two of the Association's executive officers had loans outstanding, whose individual aggregate indebtedness to the Association exceeded $60,000, totalling $272,729 in the aggregate. All such loans are current and were made by the Association in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility or contain unfavorable features.


                    PROPOSAL 2. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 1996 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Association and the Company for the fiscal year ending June 30, 1997 subject to ratification of such appointment by the stockholders.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 1997, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than May 27, 1997. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                        By Order of the Board of Directors

                                        /s/ Janet E. Riley

                                        Janet E. Riley
                                        Corporate Secretary

Hemet, California
September 24, 1996



           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.